THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                         SEGMENT DATA
                                                         ------------
                                                         (UNAUDITED)
                                                         -----------




                                        Three Months Ended                % Change From           Nine Months Ended        % Change
                             -----------------------------------------  -------------------  --------------------------
                              August 31,     August 31,      May 31,    August 31,  May 31,   August 31,     August 31,
                                2003           2002            2003        2002      2003        2003           2002
                             -----------    -----------    -----------  --------- ---------  -----------    -----------
                                          (In thousands)                                           (In thousands)
NET REVENUES
Capital Markets
   Institutional Equities   $   200,506    $   288,609    $   189,346      (30.5%)     5.9%  $   666,313    $   835,351      (20.2%)
   Fixed Income                 720,128        407,333        765,190       76.8%     (5.9%)   2,276,535      1,474,137       54.4%
   Investment Banking           299,742        163,583        223,439       83.2%     34.1%      710,945        790,408      (10.1%)
                            -----------    -----------    -----------                        -----------    -----------
 Total Capital Markets        1,220,376        859,525      1,177,975       42.0%      3.6%    3,653,793      3,099,896       17.9%

Global Clearing Services        200,929        191,506        187,405        4.9%      7.2%      564,112        597,794       (5.6%)
Wealth Management               126,351        124,037        124,405        1.9%      1.6%      366,341        373,949       (2.0%)
Other (1)                       (62,596)       (20,684)       (27,065)    (202.6%)  (131.3%)    (121,032)       (70,411)     (71.9%)
                            -----------    -----------    -----------                        -----------    -----------
     Total net revenues     $ 1,485,060    $ 1,154,384    $ 1,462,720       28.6%      1.5%  $ 4,463,214    $ 4,001,228       11.5%
                            ===========    ===========    ===========                        ===========    ===========


PRE-TAX INCOME

Capital Markets             $   540,942    $   257,716    $   483,971      109.9%     11.8%  $ 1,490,832    $ 1,092,452       36.5%
Global Clearing Services         68,456         66,637         37,798        2.7%     81.1%      158,404        209,737      (24.5%)
Wealth Management                 9,851         (3,202)         4,948      407.7%     99.1%       20,518          7,259      182.7%
Other (1)                      (137,072)       (75,947)       (98,587)     (80.5%)   (39.0%)    (334,248)      (271,265)     (23.2%)
                            -----------    -----------    -----------                        -----------    -----------
     Total pre-tax income   $   482,177    $   245,204    $   428,130       96.6%     12.6%  $ 1,335,506    $ 1,038,183       28.6%
                            ===========    ===========    ===========                        ===========    ===========




(1)Includes consolidation and elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan for Senior Managing Directors ("CAP Plan").

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                        (UNAUDITED)
                                                        -----------



                                                                 Three Months Ended                       % Change From
                                                    ------------------------------------------------------------------------
                                                      August 31,     August 31,        May 31,        August 31,     May 31,
                                                        2003            2002            2003             2002         2003
                                                    ------------    ------------    ------------      ---------    ---------
                                                   (In thousands, except share and per share data)
REVENUES
    Commissions                                     $    279,888    $    297,191    $    267,682         (5.8%)       4.6%
    Principal transactions                               724,023         556,892         809,915         30.0%      (10.6%)
    Investment banking                                   298,716         136,532         212,550        118.8%       40.5%
    Interest and dividends                               503,135         543,653         522,565         (7.5%)      (3.7%)
    Other income                                          36,509          47,129          37,500        (22.5%)      (2.6%)
                                                    ------------    ------------    ------------
       Total revenues                                  1,842,271       1,581,397       1,850,212         16.5%       (0.4%)
    Interest expense                                     357,211         427,013         387,492        (16.3%)      (7.8%)
                                                    ------------    ------------    ------------
       Revenues, net of interest expense               1,485,060       1,154,384       1,462,720         28.6%        1.5%
                                                    ------------    ------------    ------------
NON-INTEREST EXPENSES
    Employee compensation and benefits                   681,745         595,616         692,181         14.5%       (1.5%)
    Floor brokerage, exchange and clearance fees          44,830          56,644          47,540        (20.9%)      (5.7%)
    Communications and technology                         93,047          90,736          90,744          2.5%        2.5%
    Occupancy                                             34,788          35,476          33,088         (1.9%)       5.1%
    Advertising and market development                    24,550          26,628          27,507         (7.8%)     (10.7%)
    Professional fees                                     36,608          29,878          28,995         22.5%       26.3%
    Other expenses                                        87,315          74,202         114,535         17.7%      (23.8%)
                                                    ------------    ------------    ------------
       Total non-interest expenses                     1,002,883         909,180       1,034,590         10.3%       (3.1%)
                                                    ------------    ------------    ------------

    Income before provision for income taxes             482,177         245,204         428,130         96.6%       12.6%
    Provision for income taxes                           168,762          80,786         147,719        108.9%       14.2%
                                                    ------------    ------------    ------------
    Net income                                      $    313,415    $    164,418    $    280,411         90.6%       11.8%
                                                    ============    ============    ============
    Net income applicable to common shares          $    305,621    $    156,094    $    272,616         95.8%       12.1%
                                                    ============    ============    ============
    Adjusted net income used for diluted
       earnings per share (1)                       $    334,180    $    178,994    $    299,533         86.7%       11.6%
                                                    ============    ============    ============
    Basic earnings per share                        $       2.54    $       1.32    $       2.27         92.4%       11.9%
                                                    ============    ============    ============
    Diluted earnings per share                      $       2.30    $       1.23    $       2.05         87.0%       12.2%
                                                    ============    ============    ============
    Weighted average common shares outstanding:
            Basic                                    128,681,694     132,436,184     128,711,363
                                                    ============    ============    ============
            Diluted                                  145,599,540     145,895,494     146,062,838
                                                    ============    ============    ============
    Cash dividends declared per common share        $       0.20    $       0.15    $       0.17
                                                    ============    ============    ============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                         (UNAUDITED)
                                                         -----------



                                                                           Nine Months Ended           % Change
                                                                    -----------------------------     ------------
                                                                      August 31,       August 31,
                                                                        2003             2002
                                                                    ------------     ------------
(In thousands, except share and per share data)
REVENUES
    Commissions                                                     $    789,485     $    834,926         (5.4%)
    Principal transactions                                             2,502,402        1,923,433         30.1%
    Investment banking                                                   678,849          752,244         (9.8%)
    Interest and dividends                                             1,459,859        1,726,808        (15.5%)
    Other income                                                          99,803          132,534        (24.7%)
                                                                    ------------     ------------
       Total revenues                                                  5,530,398        5,369,945          3.0%
    Interest expense                                                   1,067,184        1,368,717        (22.0%)
                                                                    ------------     ------------
       Revenues, net of interest expense                               4,463,214        4,001,228         11.5%
                                                                    ------------     ------------
NON-INTEREST EXPENSES
    Employee compensation and benefits                                 2,131,815        1,942,827          9.7%
    Floor brokerage, exchange and clearance fees                         137,050          144,831         (5.4%)
    Communications and technology                                        276,531          288,828         (4.3%)
    Occupancy                                                            102,819          116,911        (12.1%)
    Advertising and market development                                    77,267           80,351         (3.8%)
    Professional fees                                                     94,056           95,473         (1.5%)
    Other expenses                                                       308,170          293,824          4.9%
                                                                    ------------     ------------
       Total non-interest expenses                                     3,127,708        2,963,045          5.6%
                                                                    ------------     ------------

    Income before provision for income taxes                           1,335,506        1,038,183         28.6%
    Provision for income taxes                                           467,427          350,387         33.4%
                                                                    ------------     ------------
    Net income                                                      $    868,079     $    687,796         26.2%
                                                                    ============     ============
    Net income applicable to common shares                          $    844,499     $    660,380         27.9%
                                                                    ============     ============
    Adjusted net income used for diluted earnings per share (1)     $    927,470     $    751,266         23.5%
                                                                    ============     ============
    Basic earnings per share                                        $       7.02     $       5.51         27.4%
                                                                    ============     ============
    Diluted earnings per share                                      $       6.34     $       5.10         24.3%
                                                                    ============     ============
    Weighted average common shares outstanding:
            Basic                                                    129,055,575      133,661,864
                                                                    ============     ============
            Diluted                                                  146,316,093      147,448,398
                                                                    ============     ============
    Cash dividends declared per common share                        $       0.52     $       0.45
                                                                    ============     ============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.



                                                THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                SELECTED FINANCIAL INFORMATION
                                                ------------------------------
                                                          (UNAUDITED)
                                                          -----------



                                                                    Three Months Ended
                                                --------------------------------------------------------
                                                     August 31,           May 31,          February 28,
                                                        2003               2003               2003
                                                --------------------------------------------------------
                                                (In thousands, except common share data and other data)

Results
-------
Revenues, net of interest expense               $     1,485,060     $     1,462,720     $     1,515,434
Net income                                      $       313,415     $       280,411     $       274,253
Net income applicable to common shares          $       305,621     $       272,616     $       266,261
Adjusted net income used for diluted
  earnings per share (1)                        $       334,180     $       299,533     $       293,756

Financial Position
------------------
Stockholders' equity, at period end             $     6,875,668     $     6,714,397     $     6,529,628
Total stockholders' equity and trust issued
  preferred securities, at period end           $     7,438,168     $     7,276,897     $     7,092,128
Total capital, at period end                    $    34,438,022     $    33,520,967     $    31,987,917

Common Share Data
-----------------
Basic earnings per share                        $          2.54     $          2.27     $          2.21
Diluted earnings per share                      $          2.30     $          2.05     $          2.00
Book value per common share, at period end      $         45.46     $         43.52     $         41.64
Weighted average common shares outstanding:
     Basic                                          128,681,694         128,711,363         129,773,603
     Diluted                                        145,599,540         146,062,838         147,029,224
Common shares outstanding, at period end (2)        146,662,752         146,915,258         146,659,224

Financial Ratios
----------------
Return on average common equity (annualized)               21.3%               19.7%               19.9%
Adjusted pre-tax profit margin (3)                         35.8%               32.4%               31.2%
Pre-tax profit margin (4)                                  32.5%               29.3%               28.1%
After-tax profit margin (5)                                21.1%               19.2%               18.1%
Compensation & benefits/Revenues,
  net of interest expense                                  45.9%               47.3%               50.0%

Other Data (in billions, except employees)
------------------------------------------
Margin debt balances, at period end             $          40.9     $          43.4     $          37.3
Margin debt balances, average for period        $          42.1     $          39.0     $          35.9
Customer short balances, at period end          $          65.7     $          65.5     $          55.9
Customer short balances, average for period     $          67.3     $          61.4     $          56.3
Stock borrowed, at period end                   $          53.4     $          49.8     $          41.6
Stock borrowed, average for period              $          55.6     $          48.5     $          45.0
Free credit balances, at period end             $          19.8     $          18.6     $          16.7
Free credit balances, average for period        $          20.8     $          18.8     $          18.4
Assets under management, at period end          $          25.7     $          24.4     $          23.3
Employees, at period end                                 10,515              10,472              10,506



                                                                              Three Months Ended
                                                ---------------------------------------------------------------------------
                                                   November 30,         August 31,             May 31,          February 28,
                                                      2002                 2002                 2002               2002
                                                ---------------------------------------------------------------------------
                                                            (In thousands, except common share data and other data)
Results
-------
Revenues, net of interest expense               $     1,127,008     $     1,154,384     $     1,607,666     $     1,239,178
Net income                                      $       190,549     $       164,418     $       342,852     $       180,526
Net income applicable to common shares          $       182,359     $       156,094     $       333,538     $       170,748
Adjusted net income used for diluted
  earnings per share (1)                        $       195,268     $       178,994     $       381,533     $       190,739

Financial Position
------------------
Stockholders' equity, at period end             $     6,382,083     $     5,954,431     $     5,963,258     $     5,760,905
Total stockholders' equity and trust issued
  preferred securities, at period end           $     6,944,583     $     6,516,931     $     6,525,758     $     6,323,405
Total capital, at period end                    $    30,625,982     $    29,567,725     $    31,038,949     $    31,063,625

Common Share Data
-----------------
Basic earnings per share                        $          1.48     $          1.32     $          2.80     $          1.39
Diluted earnings per share                      $          1.36     $          1.23     $          2.59     $          1.29
Book value per common share, at period end      $         39.94     $         38.10     $         37.16     $         34.95
Weighted average common shares outstanding:
     Basic                                          130,133,459         132,436,184         133,772,110         134,793,949
     Diluted                                        143,798,762         145,895,494         147,592,256         148,115,050
Common shares outstanding, at period end (2)        145,591,496         146,478,611         146,873,990         147,040,102

Financial Ratios
----------------
Return on average common equity (annualized)               14.5%               13.3%               29.5%               15.2%
Adjusted pre-tax profit margin (3)                         26.2%               24.0%               36.3%               24.9%
Pre-tax profit margin (4)                                  24.2%               21.2%               32.3%               22.1%
After-tax profit margin (5)                                16.9%               14.2%               21.3%               14.6%
Compensation & benefits/Revenues,
  net of interest expense                                  50.2%               51.6%               44.4%               51.1%

Other Data (in billions, except employees)
------------------------------------------
Margin debt balances, at period end             $          36.7      $         32.5      $         36.7      $         34.6
Margin debt balances, average for period        $          31.7      $         33.7      $         35.9      $         35.1
Customer short balances, at period end          $          58.8      $         52.6      $         55.8      $         54.5
Customer short balances, average for period     $          53.5      $         52.1      $         56.9      $         55.9
Stock borrowed, at period end                   $          46.2      $         40.6      $         43.3      $         39.8
Stock borrowed, average for period              $          43.4      $         41.9      $         45.4      $         45.6
Free credit balances, at period end             $          17.1      $         18.3      $         16.6      $         17.9
Free credit balances, average for period        $          19.8      $         19.4      $         18.5      $         19.6
Assets under management, at period end          $          24.0      $         23.2      $         24.8      $         25.8
Employees, at period end                                 10,574              10,493              10,426              10,341




(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

(2) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.

(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.

(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.

(5) Represents the ratio of net income to revenues, net of interest expense.